Investment Security	12 Months Ended
Dec. 31, 2021
Investment Security [Abstract]
INVESTMENT SECURITY

6. INVESTMENT SECURITY

As of December 31, 2021, the balance of investment security represents the Company’s investment of $1,000,000 in one privately held company over which the Company neither has control nor significant influence through investment in ordinary shares. The investment was made in March 2021, and the cost of investment approximated the fair value. During the year ended December 31, 2021, the Company did not record upward adjustments or downward adjustments on the investment.

The Company’s impairment analysis considers both qualitative and quantitative factors that may have a significant effect on the fair value of the equity security. As of December 31, 2021, the Company did not recognize impairment against the investment security.